                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    /X/ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     American National Income &  Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

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    (4) Date Filed:

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                                [LETTERHEAD]

                                                                 June 22, 1998

Dear Shareholder:

                         YOUR FUND NEEDS YOUR HELP!

     Ive enclosed another copy of the proxy material mailed to you several weeks ago requesting your vote on a number of issues very important to your Fund. Unfortunately, the meeting, initially scheduled for May 28, 1998, had to be adjourned to June 11, 1998 as there were not enough responses to the proxy request to constitute a quorum.

     On June 11, 1998 the Fund had to adjourn the meeting a second time, as again, a quorum was not present. THE NEXT ADJOURNED MEETING DATE IS JULY 23, 1998, AT 8:30 A.M. CENTRAL TIME.

     If you have any questions regarding the enclosed proxy material, or any of the issues on the Proxy Ballot, please feel free to call Teresa Axelson, Vice President and Secretary of the Fund at (800) 526-8346 extension 225.

PLEASE HELP YOUR FUND BY TAKING A FEW MOMENTS TO --

     SIGN THE PROXY BALLOT(S) EXACTLY AS YOUR NAME(S) APPEARS ON THE LABEL AND RETURN THE COMPLETED PROXY BALLOT(S) IN THE ENVELOPE PROVIDED.

                                        Yours very truly,


                                        /s/ Michael W. McCroskey
                                        ---------------------------------
                                        Michael W. McCroskey
                                        President

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                        APPROVED TELEMARKETING SCRIPT

             TO BE USED FOR PROXY NOTIFICATION PURPOSES ONLY
                            MUST BE FUND SPECIFIC



Hello, may I speak with Mr./Mrs._________________?

Good morning/afternoon, this is ______________________. Im calling today because you are a shareholder in the [fund name]. The fund recently sent you a duplicate set of proxy materials asking for your consideration of proposals that we believe are of great importance to your Fund. A duplicate set was sent because our records show that we have not heard from you.

The purpose of my call is to encourage you to exercise your right as a shareholder of the [fund name] to vote on these proposals. Instructions for voting are contained in the material. Your vote is important to the Fund.

May I count on you to vote, sign and return your proxy ballot in the special envelope provided? If you have any questions about the proposals, please give Teresa Axelson, Vice President, Secretary of the Fund a call at 800-526-8346 ext. 225. She will be glad to answer any questions you might have.

Thank you very much for your time.


           UNDER NO CIRCUMSTANCES ARE QUESTIONS TO BE ANSWERED
      REGARDING THE PROXY MATERIAL BY THE INDIVIDUAL MAKING THE CALL.